BLACKROCK ETF TRUST

iShares International Dividend Active ETF

(the “Fund”)

Supplement dated April 16, 2025 to the Summary Prospectus and Prospectus of the Fund,

dated November 18, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Summary Prospectus and Prospectus of the Fund:

The section of the Summary Prospectus and the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Olivia Treharne, CFA, Stephen Andrews and Molly Greenen, CFA (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Including the management of the Predecessor Fund, Mses. Treharne and Greenen have been Portfolio Managers of the Fund since 2020 and 2022, respectively. Mr. Andrews has been Portfolio Manager of the Fund since April 2025.

The section of the Prospectus entitled “More Information About the Fund — Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Olivia Treharne, CFA, Stephen Andrews and Molly Greenen, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Olivia Treharne, CFA has been with BlackRock since 2019. Ms. Treharne has been employed by BFA or its affiliates as a portfolio manager since 2019 and has been a Portfolio Manager of the Fund, including the Predecessor Fund, since 2020.

Stephen Andrews has been with BlackRock since 2017. Mr. Andrews has been employed by BFA or its affiliates as a portfolio manager since 2018 and has been a Portfolio Manager of the Fund since 2025.

Molly Greenen, CFA has been with BlackRock since 2013. Ms. Greenen has been employed by BFA or its affiliates as a portfolio manager since 2013 and has been a Portfolio Manager of the Fund, including the Predecessor Fund, since 2022.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.